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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                     Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement.
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14a-6(e)(2)).
[X]  Definitive Proxy Statement.
[ ]  Definitive Additional Materials.
[ ]  Soliciting Material Pursuant to Section 240.14a-12

                         KONTRON MOBILE COMPUTING, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     5) Total fee paid:

--------------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:

--------------------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:

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     3) Filing Party:

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     4) Date Filed:

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PERSONS WHO POTENTIALLY ARE TO RESPOND TO THE COLLECTION OF INFORMATION
CONTAINED IN THIS FORM ARE NOT REQUIRED TO RESPOND UNLESS THE FORM DISPLAYS A CURRENTLY VALID OMB CONTROL NUMBER.

SEC 1913 (02-02)

                         KONTRON MOBILE COMPUTING, INC.
                               7631 ANAGRAM DRIVE
                             EDEN PRAIRIE, MN 55344

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                             THURSDAY, MAY 29, 2003
                                    3:00 P.M.

TO THE SHAREHOLDERS OF KONTRON MOBILE COMPUTING, INC:

         Notice is hereby given that the Annual Meeting of Shareholders of Kontron Mobile Computing, Inc. (the "Company") will be held on Thursday, May 29, 2003, at the Company's Headquarters, 7631 Anagram Drive, Eden Prairie, Minnesota at 3:00 p.m., Minneapolis, Minnesota time, for the following purpose:

      1.    To elect six members of the Board of Directors.

      2. To transact such other business as may properly come before the meeting.


         Only holders of record of the Company's Common Stock and Preferred Stock at the close of business on March 31, 2003 will be entitled to receive notice of and to vote at the meeting or any adjournment thereof.

         You are cordially invited to attend the meeting. Whether or not you plan to be personally present at the meeting, please complete, date and sign the enclosed proxy card and return it promptly in the enclosed envelope, vote via the telephone or vote your proxy via internet voting instructions included on your proxy card. If you later desire to revoke your proxy, you may do so at any time before it is exercised.

                                            BY ORDER OF THE BOARD OF DIRECTORS

                                            /s/ Thomas Sparrvik
                                            ------------------------------------
                                            Thomas Sparrvik
                                            Chief Executive Officer

Eden Prairie, MN
April 7, 2003


                   IMPORTANT - PLEASE VOTE YOUR PROXY PROMPTLY
              IN ORDER THAT THERE MAY BE A PROPER REPRESENTATION AT
                 THE MEETING, YOU ARE URGED, WHETHER YOU OWN ONE
                       SHARE OR MANY, TO VOTE YOUR PROXY.

                         KONTRON MOBILE COMPUTING, INC.
                               7631 ANAGRAM DRIVE
                             EDEN PRAIRIE, MN 55344

                            -----------------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                             THURSDAY, MAY 29, 2003

                            -----------------------

         This Proxy Statement is furnished in connection with the solicitation of the enclosed proxy by the Board of Directors of Kontron Mobile Computing, Inc. (the "Company") for use at the Annual Meeting of Shareholders to be held on Thursday, May 29, 2003, at 3:00 p.m. Minneapolis time, at the Company's Headquarters, 7631 Anagram Drive, Eden Prairie, Minnesota, and any adjournments thereof (the "Annual Meeting"). Expenses in connection with the solicitation of proxies will be paid by the Company. Proxies are being solicited by mail and may also be solicited by directors, officers and employees of the Company without additional compensation for such services. This Proxy Statement and form of proxy enclosed are being mailed to shareholders on or about April 7, 2003.

         Those shares of the Company's Common Stock, $.001 par value (the "Common Stock") and those shares of the Company's Series B Convertible Participating Preferred Stock, and Series C Convertible Participating Preferred Stock, $.001 par value, entitled to vote, on an as-if converted basis (the "Preferred Stock"), represented by proxies in the form solicited will be voted in the manner directed by the holder of such shares, and, if no direction is made, such shares will be voted for the election of the nominees for director named in this Proxy Statement and for the approval of the other proposals discussed herein. If a shareholder abstains from voting as to any matter, then the shares held by such shareholder shall be deemed present at the meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such matter, but shall not be deemed to have been voted in favor of such matter. If a broker returns a "nonvote" proxy, indicating a lack of authority to vote on such matter, then the shares covered by such nonvote shall be deemed present at the meeting for purposes of determining a quorum but shall not be deemed to be represented at the meeting for purposes of calculating the vote with respect to such matter. Proxies may be revoked at any time before being exercised by delivery to the Secretary of the Company of a written notice of termination of the proxies' authority or a duly executed proxy bearing a later date.

         A copy of the Company's Annual Report for the fiscal year ended December 31, 2002 is being furnished to each shareholder with this proxy statement.

         Only the holders of the Common Stock and Preferred Stock whose names appeared of record on the Company's books at the close of business on March 31, 2003 will be entitled to vote at the Annual Meeting. At the close of business on such date, a total of 14,952,926 shares of such Common Stock and 4,750,000 shares of such Preferred Stock (4,250,000 shares of Series B Preferred Stock and 500,000 shares of Series C Preferred Stock) convertible into 5,468,750 shares of Common Stock were outstanding, each share being entitled to one vote, with the Preferred Stock voting on an as-if converted basis.

ITEM 1 -- ELECTION OF DIRECTORS

NOMINEES

         The Company's Board of Directors currently has six members: David C. Malmberg, Pierre McMaster, William P. Perron, Richard L. Poss, Thomas Sparrvik and Rudolf Wieczorek. Each director serves until such director's successor shall have been elected and shall qualify or until such director's earlier death, resignation, removal or disqualification. The Board of Directors has nominated the six current directors for reelection to the Board of Directors at the Annual Meeting.

         Proxies solicited by the Board of Directors will, unless otherwise directed, be voted to elect Messrs. Malmberg, McMaster, Perron, Poss, Sparrvik and Wieczorek. If a shareholder of record returns a proxy withholding authority to vote the proxy with respect to any of the nominees, then the shares of the Common Stock or Preferred Stock covered by such proxy shall be deemed present at the Annual Meeting for purposes of determining a quorum and for purposes of calculating the vote with respect to such nominee or nominees, but shall not be deemed to have been voted for such nominee or nominees. The election of each nominee requires the affirmative vote of the holders of the greater of (1) a majority of the voting power of the shares of Common Stock and Preferred Stock on an as-if converted basis present at the Annual Meeting and entitled to vote for the election of directors or (2) 10,210,839 shares of Common Stock and Preferred Stock on an as-if converted basis which represents a majority of the shares of Common Stock and Preferred Stock on an as-if converted basis outstanding on the Record Date of March 31, 2003. Cumulative voting is not permitted in the election of directors. In the unlikely event that any of the nominees is not a candidate for election at the Annual Meeting, the persons named in the accompanying form of proxy will vote for such other person or persons as the Board of Directors may designate. The Board of Directors has no reason to believe that any nominee will not be a candidate for election.

         The following information is furnished with respect to each nominee and director:

NAME                               AGE        PRINCIPAL OCCUPATION AND BUSINESS EXPERIENCE FOR PAST FIVE YEARS
----                               ---        ------------------------------------------------------------------
David C. Malmberg................  60         Mr. Malmberg has served as Chairman of the Board of Directors since
                                              January 1997 and as a director of the Company since October 1996.
                                              From July 1998 until July 1999, he also served as Chief Executive
                                              Officer of the Company. Since 1994, Mr. Malmberg has been President of David C. Malmberg, Inc., a management consulting and private investment management firm. From 1972 to 1994 he served in various positions, including Vice Chairman, President and Chief Operating
                                              Officer, at National Computer Systems, Inc., a provider of information systems and services to the educational, commercial and financial markets. Mr. Malmberg is Chairman of the Board of Three
                                              Five Systems, Inc., Chairman of the Board of Sagebrush Corporation
                                              and serves on the board of PPT/Vision, Inc.

Pierre McMaster..................  43         Mr. McMaster has been a director of the Company since December
                                              2000.  Since 2002, Mr. McMaster has been Chief Executive Officer of
                                              Shiva Corporation, an internet security company.  From 1999 to
                                              2002, Mr. McMaster served as Chairman/President of Teknor Applicom
                                              Inc. and as Chief Executive Officer Amerika of Kontron Embedded
                                              Computers AG. Prior to that time, Mr. McMaster was the Vice
                                              President of Sales of Teknor Industrial Computers, Inc. from 1988
                                              to 1997.   Mr. McMaster was on sabbatical from 1997 to 1998.   Mr.
                                              McMaster has been on the Board of Directors of Kontron Embedded
                                              Computers AG since 1998.

William P. Perron................  61         Mr. Perron has been a director of the Company since May 2001. Mr.
                                              Perron has been President of William P. Perron & Company Ltd., a firm specializing in taxation of highly compensated individuals, since 1985. He is also President of Venture Management Services
                                              Ltd., a firm that specializes in trust and estate administration.
                                              Mr. Perron has served on numerous boards over the past 30 years.
                                              Mr. Perron is a Certified Public Accountant and an attorney.

Richard L. Poss..................  57         Mr. Poss has been a director of the Company since May 2001.  Mr.
                                              Poss has been the owner of St. Paul East KOA, a campground facility, in Woodbury, MN since 1991.  From 1983 to 1997, he served in various positions, including Senior Vice President and President of the Data Collection Systems Business Unit, Vice President of
                                              Administration and Vice President of Human Resources, at National
                                              Computer Systems, Inc.  Mr. Poss also served as a Human Resources
                                              Consultant for FieldWorks, Inc. during 1998.

Thomas Sparrvik..................  38         Mr. Sparrvik has been Chief Executive Officer and a director of the
                                              Company since December 2000, and from December 2000 to January
                                              2002, also served as the Company's President.   In addition to his
                                              current position with the Company, Mr. Sparrvik also currently serves as Chief Executive Officer of Kontron America, Inc., a
                                              wholly owned subsidiary of Kontron AG, located in San Diego, CA.
                                              Prior to joining the Company, Mr. Sparrvik was Managing Director of
                                              Laserstans AB, Sweden, a contract manufacturer of precision metal goods for industry since 1998.  From 1995 to 1998, he was Managing
                                              Director at Betech Components AB.    Mr. Sparrvik is a Supervisory
                                              Board Member of Kontron Embedded Computers AG and also serves on the boards of three private companies.

Rudolf Wieczorek.................  56         Mr. Wieczorek has been a director of the Company since December
                                              2000.  Mr. Wieczorek has served as Chief Technical Officer of
                                              Kontron and its affiliates (collectively, the "Kontron Group")
                                              since November 1998.  Mr Wieczorek was also appointed to the
                                              Managing Board of Kontron in 1998.  In addition, Mr. Wieczorek has been Prokurist (authorized signatory) of Mikron AG and development manager of its subsidiary Boards GmbH since 1992.  Prior to that time, he worked as a development manager with Kontron Elektronik
                                              GmbH since 1979.

The following information is furnished with respect to other non-director executive officers:

Dale R. Szymborski...............  33         Mr. Szymborski has served as President of the Company since
                                              February 2002. Mr. Szymborski was a co-founder of the Company and since the Company's inception in October 1992 he has served in various positions, including Marketing Director and most recently as General Manager.

Richard F. Woodruff Jr...........  59         Mr. Woodruff has served as Vice President of Operations of the
                                              Company since August 2000. Mr. Woodruff joined the Company in
                                              November 1998 as Director of Professional Services and Applications
                                              and Support.  Prior to joining the Company, Mr. Woodruff was the
                                              Director of Product Marketing and Director of Strategic Planning at
                                              Sylvan Learning Systems, Prometric Division since 1996 and
                                              President of Vector Vision Corporation from 1995 to 1996.


MEETINGS

         During the fiscal year ended December 31, 2002 the Board of Directors of the Company conducted its business through three regular meetings and one written action. All incumbent directors attended at least 75% of the meetings of the Board during the period they were members, and all incumbent directors attended at least 75% of those meetings of the committees of which they were members.

COMMITTEES

         The Company's Audit Committee conducted its business through two meetings and one written action during 2002. The Audit Committee serves as an independent and objective party to monitor the Company's financial reporting process and internal control system, reviews and appraises the audit efforts of the Company's independent accountants and provides an open avenue of communication among the independent accountants, financial and senior management, and the Board of Directors. The current members of the audit committee include Mr. Perron, Chairperson, Mr. Malmberg, Mr. McMaster, Mr. Poss and Mr. Wieczorek.

         The Company's Compensation Committee conducted its business through four written actions during 2002. The Compensation Committee determines policy with respect to compensation to executive management, specifically reviews the performance of and establishes the compensation to the Company's Chief Executive Officer, reviews compensation to officers, and administers the Company's stock-based employee benefit plans. The current members of the Compensation Committee include Mr. Poss, Chairperson, Mr. Malmberg, Mr. McMaster, Mr. Perron and Mr. Wieczorek.

         The Company does not have a nominating or similar committee.

DIRECTOR COMPENSATION

         In 2002, the Company paid $2,500 for annual directors' fees to each of its outside or non-employee directors, Mr. Malmberg, Mr. Perron and Mr. Poss. The Company may reimburse its outside directors for expenses actually incurred in attending meetings of the Board of Directors.

         Pursuant to the 1996 Non-Employee Directors' Stock Option Plan (the "Directors' Plan"), each director who is not also an officer or employee of the Company receives non-qualified options to purchase shares of Common Stock as follows: 25,000 shares (each an "Initial Grant") at the time of election to the Board of Directors, and 10,000 shares (each an "Annual Grant") at each re-election. All such options have an exercise price equal to the fair market value of a share of Common Stock on the day of grant and expire ten years after the date of grant. Initial Grants vest one third on the date of grant and one third on each of the first and second anniversaries of such date. Annual Grants vest in full six months from the date of grant.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS ELECT THE NOMINEES NAMED HEREIN AS DIRECTORS OF THE COMPANY AS DESCRIBED ABOVE. THE PERSONS NAMED IN THE ACCOMPANYING PROXY INTEND TO VOTE THE PROXIES HELD BY THEM IN FAVOR OF SUCH NOMINEES, UNLESS OTHERWISE DIRECTED. IF NO INSTRUCTION IS GIVEN, THE ACCOMPANYING PROXY WILL BE VOTED FOR SUCH ELECTION. THE AFFIRMATIVE VOTE OF THE GREATER OF (1) A MAJORITY OF THE VOTING POWER OF THE SHARES OF COMMON STOCK AND PREFERRED STOCK ON AN AS-IF CONVERTED BASIS PRESENT AT THE ANNUAL MEETING AND ENTITLED TO VOTE FOR THE ELECTION OF DIRECTORS OR (2) 10,210,839 SHARES OF COMMON STOCK AND PREFERRED STOCK VOTED ON AN AS-IF CONVERTED BASIS IS REQUIRED FOR THE ELECTION OF EACH DIRECTOR.

                             EXECUTIVE COMPENSATION

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Company's executive compensation program is administered by the Compensation Committee of the Board of Directors. In this regard, the role of the Compensation Committee, which is comprised entirely of outside, non-employee directors, is to review and approve salaries and other compensation of the executive officers of the Company on behalf of the Board of Directors and the shareholders. The Committee also oversees the 1994 Long Term Incentive and Stock Option Plan and the Company's other incentive compensation programs.

COMPENSATION PHILOSOPHY AND OBJECTIVES

         The Company is committed to attracting, hiring, motivating and retaining an experienced management team that can successfully develop, market the Company's products, solutions and services. The Compensation Committee aligns its compensation plan for executive management to the attainment of Company-wide and individual performance objectives. The Committee annually reviews and evaluates the Company's corporate performance, compensation levels and equity ownership of its executive officers. The Committee strives to establish competitive levels of compensation that are consistent with the Company's annual and long-term performance goals, that are appropriate for each officer's scope of responsibility, that recognize individual achievements and that will attract and retain the highest-quality personnel possible. The Committee also strives to provide an incentive to such executives to focus on the Company's strategic goals by aligning their financial interests closely with shareholder interests.

         The Company's compensation program has three primary components: base salary, annual cash incentive compensation and long-term incentive compensation in the form of stock options. The ultimate composition of executive compensation reflects the Company's goals of attracting and retaining highly qualified personnel and supporting a performance-oriented environment that rewards both corporate and personal long-term performance. In general, stock option grants are used to enhance the competitiveness of compensation packages, to reward exceptional performance and provide incentive for reaching performance goals. The Compensation Committee believes that the use of stock options is important to align the interests of the officers with the interests of the shareholders and as such, the substantial majority of stock options vest in accordance with stock performance.

BASE SALARY

         Annual base salaries are established as a result of the Committee's analysis of each executive officer's individual performance, the overall performance of the Company, the experience of the executive officer and market comparisons. The Committee also believes that executive salaries must be competitive to attract and retain key individuals. In this regard, salaries for officers are based on experience level and are intended to be competitive with salaries paid to executives in similar positions at other early stage, computer industry companies. By augmenting base salary with equity-based compensation, the Company seeks to attract and retain quality management personnel.

CASH INCENTIVE COMPENSATION

         The Compensation Committee establishes an executive cash bonus plan annually. The bonus plan assigns to each executive, based upon the Committees' determination of the size of bonus appropriate for the position held by the executive, a bonus target based upon Company profitability and the attainment of specific objectives.

STOCK INCENTIVE COMPENSATION

         The Committee believes that stock ownership by management and stock-based performance compensation arrangements are beneficial in aligning management and shareholders' interests. Stock options are granted to executives at the time of hire. In determining the number of shares subject to stock option grants, the Committee takes into consideration the job responsibilities, experience and contributions of the individual, as well as recommendations of the Chief Executive Officer, and determines an appropriate amount. The stock options give the holder the right to purchase shares of the Common Stock over a five to seven year period. All of the grants are made at option prices equal to the fair market value of the Common Stock on the dates of grant. Therefore, the stock options have value only if the stock price appreciates from the value on the date the options were granted. This design is intended to focus executives on the enhancement of long-term shareholder value and to encourage equity ownership in the Company. Options are also subject to vesting provisions directly related to stock price performance or vest according to a designated period of time. Additional options may be granted from time to time based on individual performance, increased job responsibilities and the prior level of grants.

CEO COMPENSATION

         The determination of the Chief Executive Officer's salary, bonus and grants of stock options followed the policies set forth above for all executives' compensation.

         During 2002, Mr. Thomas Sparrvik was the Company's Chief Executive Officer. The annual base salary, annual cash bonus and stock option grant for Mr. Sparrvik was determined by the Compensation Committee.

         Annual compensation is summarized in the following table. Compensation for subsequent years will be determined by the Compensation Committee.

                  Richard L. Poss, Compensation Committee Chairperson David C. Malmberg, Chairman
                  Pierre McMaster
                  William P. Perron
                  Rudolf Wieczorek

SUMMARY COMPENSATION TABLE

       The following table sets forth the cash and non-cash compensation for the last three fiscal years awarded to or earned by Thomas Sparrvik, Chief Executive Officer of the Company from December 2000 to present, Dale Szymborski, President of the Company from February 2002 to present, and Richard Woodruff, Vice President of Operations from August 2000 through present, the only other executive officers at the end of the year ended December 31, 2002 whose salary and bonus earned in the year exceeded $100,000 for services rendered (the "Named Executive Officers").

                                                                                                Long-Term       All Other
                                                              Annual Compensation               Compensation    Compensation
                                              ---------------------------------------------     ------------    ------------
                                  Fiscal                                       Other Annual
Name and Principle Position        Year       Salary            Bonus (2)      Compensation        Options          Other
                                  ------      -------          ----------      ------------     ------------    ------------
Thomas Sparrvik (1)                2002       $26,154          $17,500              --              75,000             --
Chief Executive Officer            2001       140,000           81,933          $9,600(4)               --        $23,279(5)
                                   2000        10,769           17,500(3)        1,200(4)          200,000         26,858(6)

Dale. R. Szymborski  (7)           2002       119,185           26,250           2,033(8)           50,000          2,612(9)
President                          2001        88,635            5,000           5,600(8)               --          1,793(9)
                                   2000        68,135               --             863(8)           47,000          1,380(9)

Richard F. Woodruff Jr. (10)       2002       114,558           19,220              --              25,000          2,628(9)
Vice President of Operations       2001       114,677           20,850              --                  --          2,660(9)
                                   2000       110,365           23,208              --              80,000          2,688(9)

----------------

      (1)   Mr. Sparrvik was named Chief Executive Officer on December 4, 2000.

      (2) A portion of the bonus earned in each fiscal year is paid in the first quarter of the subsequent fiscal year.

      (3)   Represents signing bonus paid to Mr. Sparrvik in December 2000.

      (4)   Represents payment of automobile allowance.

      (5) Represents $19,879 paid to Mr. Sparrvik for relocation expenses and $3,400 for 401(k) Company match.

      (6)   Represents relocation expenses paid to Mr. Sparrvik.

      (7)   Mr. Szymborski was named President in February 2002.

      (8)   Represents college tuition reimbursement.

      (9)   Represents the Company's 401(k) match.

      (10) Mr. Woodruff joined the Company in November 1998 and was named Vice President of Operations in August 2000.

STOCK OPTIONS

         The following table sets forth information with respect to options granted to the Named Executive Officers in the year ended December 31, 2002:

                             OPTION GRANTS IN 2002

                                                                                            Potential Realizable Value
                                                                                             at Assumed Annual Rates
                                                                                            of Stock Price Appreciation
                                             % of Total                                            for Option Terms
                                Options    Options Granted       Exercise                   ---------------------------
                                Granted      To Employees        Price Per    Expiration
Name                              (#)          In 2002            ($/Sh)         Date         5% ($)          10% ($)
                                -------    ---------------       ---------    ----------    ----------      -----------
Thomas Sparrvik                 75,000            18%              $0.83        2/19/09      $ 25,342        $ 59,058
Dale R. Szymborski              50,000            12%               0.83        2/19/09        16,895          39,372
Richard F. Woodruff Jr.         25,000             6%               0.83        2/19/09         8,447          19,686


         The following table sets forth information with respect to the exercise of options during 2002 and the value of options held by the Named Executive Officers as of December 31, 2002:

         AGGREGATED OPTION EXERCISES IN 2002 AND YEAR END OPTION VALUES

                                                                  Number of Shares             Value of Unexercised
                                                               Underlying Unexercised          In-the-Money Options
                                Shares                         Options at End of 2002           At End of 2002 (1)
                              Acquired on       Value       ----------------------------   ----------------------------
Name                            Exercise       Realized     Exercisable    Unexercisable   Exercisable    Unexercisable
----                          -----------      --------     -----------    -------------   -----------    -------------
Thomas Sparrvik                        --            --          68,750         156,250         -- (2)           -- (2)
Dale R. Szymborski                     --            --          24,250          87,750         -- (2)           -- (2)
Richard F. Woodruff Jr.                --            --          53,150          71,850         -- (2)           -- (2)


(1) Represents the difference between the closing price of the Company's Common Stock as reported on the Over the Counter Bulletin Board Market on December 31, 2002 and the exercise price of the options.

(2) On December 31, 2002 the closing price of the Company's common stock was less than or equal to the exercise price of the options.


EMPLOYMENT AGREEMENTS

         Thomas Sparrvik, Chief Executive Officer of the Company, entered into a Non-Competition and Non-Solicitation Agreement on December 7, 2000. The Agreement, along with his employment offer, provides that upon his termination of employment by the Company without cause, Mr. Sparrvik will receive six months of salary continuation. Beginning January 1, 2002, Mr. Sparrvik's annual salary was reduced from $140,000 to $24,000 to reflect his reduced day-to-day responsibilities with the Company. For the fiscal year beginning January 1, 2003, the Compensation Committee decided to maintain Mr. Sparrvik's annual salary level at $24,000.

         Dale R. Szymborski, President of the Company, has entered into a Compensation Plan with the Company which provides for an annual salary of $120,000 in 2003, plus quarterly and annual bonus potentials based on the Company's performance.

         Richard F. Woodruff, Jr., Vice President of Operations, has entered into a Compensation Agreement with the Company which provides that upon his termination of employment by the Company without cause, Mr.

Woodruff will receive six months of salary continuation, 50% of his total incentive compensation package for the prior four quarters, and continued participation in the Company's health and dental insurance plans for twelve months on the same terms as if Mr. Woodruff was still employed by the Company.

                                AUDIT COMMITTEE

AUDIT COMMITTEE REPORT

         In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing, and financial reporting practices of the Company. In addition to Audit Committee meetings, members review and discuss the interim financial information contained in each quarterly earnings announcement prior to public release. On March 7, 2003, the Board of Directors adopted a new Audit Committee Charter, a copy of which is included in this Proxy Statement as Appendix A.

         The Audit Committee obtained from the independent auditors a statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of the Company's internal controls. The Audit Committee reviewed their audit plans, audit scope, and identification of audit risks. The Audit Committee discussed and reviewed all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee reviewed with management and the independent auditors the audited financial statements of the Company as of and for the year ended December 31, 2002. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

         Based on the above-mentioned reviews and discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2002, for filing with the Securities and Exchange Commission.

                  William P. Perron, Audit Committee Chairperson
                  David C. Malmberg, Chairman
                  Pierre McMaster
                  Richard L. Poss
                  Rudolf Wieczorek

AUDIT COMMITTEE INDEPENDENCE AND COMPOSITION

         In December 1999, new requirements for audit committees were adopted by the National Association of Securities Dealers (NASD), the Securities and Exchange Commission and the Auditing Standards Board of the American Institute of Certified Public Accountants. Although our common stock does not currently trade on the Nasdaq Stock Market, we have evaluated the independence of our Audit Committee members using the NASD standards. In addition to requiring an annual Audit Committee Report and Audit Charter, audit committees are required to have (i) members who are able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, (ii) at least one member possessing accounting or related financial management expertise, and (iii) at least three directors who are independent of the Company and its management. The Company's Audit Committee, as presently constituted, meets the requirements set forth in all three points above.

SHAREHOLDER RETURN

         The graph set forth below compares the cumulative total shareholder return on the Common Stock of the Company since March 20, 1997 (the first date of trading following the Company's initial public offering) with the cumulative total return on the NASDAQ National Market Index and the NASDAQ Computer Index. In each case, the cumulative return is calculated assuming an investment of $100 on March 20, 1997, and reinvestment of all dividends.




                              [SHAREHOLDER GRAPH]





                      Mar 20, 1997     Jan 4, 1998    Jan 3, 1999   Jan 2, 2000    Dec 31, 2000    Dec 30, 2001     Dec 31, 2002
                      ------------     -----------    -----------   -----------    ------------    ------------     ------------
Kontron Mobile
Computing, Inc.           $100.00          $85.42         $46.88        $20.32           $7.00           $9.00            $5.33

NASDAQ Composite
Index                      100.00          122.39         171.64        319.03          196.19          157.81           106.06

NASDAQ Computer Index      100.00          140.00         218.83        448.84          261.01          201.96           125.49

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of March 5, 2003 information regarding the ownership of Common Stock and Preferred Stock by (i) each director/nominee, (ii) each Named Executive Officer, (iii) all directors and executive officers (including the Named Executive Officers) as a group, and (iv) any other shareholder who is known by the Company to own beneficially more than 5% of the outstanding Common Stock and Preferred Stock. Except as otherwise indicated, the shareholders listed in the table have sole voting and investment power with respect to the shares indicated.

                                                                                  Shares Beneficially Owned
                                                                              ----------------------------------
Name of Beneficial Owner                                                        Number(1)                Percent
-------------------------                                                     -----------                -------
Kontron AG (2)................................................                13,163,242                  64.5%
David C. Malmberg (3).........................................                   274,317                   1.3
Pierre McMaster (4)...........................................                    26,750                   *
William P. Perron (5).........................................                    51,750                   *
Richard L. Poss (6)...........................................                    26,750                   *
Thomas Sparrvik (7)...........................................                    68,750                   *
Rudolf Wieczorek (8)..........................................                   126,750                   *
Dale R. Szymborski (9)........................................                    47,300                   *
Richard F. Woodruff Jr. (10)..................................                    63,150                   *

All executive officers and directors as a group (8 persons)...                   685,517                   3.3

---------------
* Less than 1%.

(1) Beneficial ownership is determined in accordance with rules of the SEC, and generally includes voting power and/or investment power with respect to securities. Shares of Common Stock subject to options or warrants currently exercisable or exercisable within 60 days of March 5, 2003 are deemed outstanding for computing the percentage of the person holding such options or warrants but are not deemed outstanding for computing the percentage of any other person. Except as indicated by footnote, the Company believes that the persons named in this table, based on information provided by such persons, have sole voting and investment power with respect to the shares of Common Stock indicated.

(2) Kontron AG reported on Amendment No. 5 to Schedule 13D filed with the Securities and Exchange Commission on January 31,2003 beneficial ownership of 13,163,242 shares, which includes 7,694,492 shares of common stock and 4,750,000 shares of Series B and C Preferred Convertible Stock convertible into 5,468,750 shares of common stock.

(3) Includes 23,900 shares of Common Stock, 240,000 shares of Common Stock issuable pursuant to currently exercisable options and 10,417 shares of Common Stock issuable upon exercise of warrants.

(4) Includes 26,750 shares of Common Stock issuable pursuant to currently exercisable options.

(5) Includes 33,500 shares of Common Stock and 18,250 shares of Common Stock issuable pursuant to currently exercisable options.

(6) Includes 26,750 shares of Common Stock issuable pursuant to currently exercisable options.

(7) Includes 68,750 shares of Common Stock issuable pursuant to currently exercisable options.

(8) Includes 100,000 shares of Common Stock and 26,750 shares of Common Stock issuable pursuant to currently exercisable options.

(9) Includes 23,050 shares of Common Stock and 24,250 shares of Common Stock issuable pursuant to currently exercisable options.

(10) Includes 10,000 shares of Common Stock and 53,150 shares of Common Stock issuable pursuant to currently exercisable options.

                              SECTION 16 REPORTING

         Under federal securities laws, the Company's directors and officers, and any beneficial owner of more than 10% of a class of equity securities of the Company, are required to report their ownership of the Company's equity securities and any changes in such ownership to the SEC and the securities exchange on which the equity securities are registered or traded. Specific due dates for these reports have been established by the SEC, and the Company is required to disclose in this Proxy Statement any delinquent filing of such reports and any failure to file such reports during the year ended December 31, 2002. Based on information contained in their Forms 3, 4 and 5, all directors, officers and beneficial holders of 10% of the Company's securities timely filed such reports during the year ended December 31, 2002.

                         INDEPENDENT PUBLIC ACCOUNTANTS

         On July 23, 2002, the Audit Committee approved discontinuing the engagement of Arthur Andersen LLP ("Arthur Andersen") as the Company's independent auditors and engaging Deloitte & Touche LLP ("Deloitte & Touche") to serve as the Company's independent auditors for the year ending December 31, 2002. Arthur Andersen's reports on the Company's consolidated financial statements for each of the fiscal years ended December 30, 2001 and December 31, 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. In connection with its audits for the Company's fiscal years ended December 30, 2001 and December 31, 2000 and through July 23, 2002, there were no disagreements between the Company and Arthur Andersen on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which disagreements, if not resolved to Arthur Andersen's satisfaction, would have caused Arthur Andersen to make reference to the subject matter of the disagreements in connection with Arthur Andersen's report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K promulgated under the Exchange Act. During the fiscal years ended December 30, 2001 and December 31, 2000 and through July 23, 2002, the Company did not consult Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events listed in Items 304(a)(2)(i) and (ii) of Regulation S-K. The firm of Deloitte & Touche, independent public accountants, has been the auditors for the Company since July 23, 2002.

         Arthur Andersen had served as the Company's independent public accountants since 1993. In addition, during the Company's fiscal year ended December 31, 2002, Arthur Andersen consulted with Kontron Mobile Computing on various matters and performed services for the Company for fees and expenses as follows:

         Audit Fees. Audit fees billed to the Company by Arthur Andersen for the review of the Company's first quarter financial statements included in the Company's quarterly report on Form 10-Q were $4,000. Audit fees billed or expected to be billed to the Company by Deloitte & Touche for the audit of the Company's financial statements for the fiscal year ended December 31, 2002 and for the second and third quarter reviews of the Company's financial statements included in the Company's quarterly reports on Form 10-Q totaled $50,000.

         Financial Information Systems Design and Implementation Fees. There were no fees billed or expected to be billed to the Company by either Arthur Andersen or Deloitte & Touche for services provided during the last fiscal year for the design and implementation of financial information systems.

         All Other Fees. Fees billed to the Company by Arthur Andersen for all other non-audit services, including tax-related services, provided during 2002 totaled $21,700. Fees billed or expected to be billed to the Company by

Deloitte & Touche for all other non-audit services, including tax-related services, provided during 2002 totaled $8,500.

         The Audit Committee considered whether non-audit services provided by Arthur Andersen and Deloitte & Touche during the last fiscal year were compatible with maintaining Arthur Andersen and Deloitte & Touche's independence.

         Representatives of Deloitte & Touche will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

                                     GENERAL

         The Board of Directors of the Company does not know of any matters other than those described in this Proxy Statement which will be acted upon at the Annual Meeting. In the event that any other matters that are proposed after April 17, 2003 properly come before the meeting calling for a vote of shareholders, the persons named as proxies in the enclosed form of proxy will vote in accordance with their best judgment on such other matters.

                              SHAREHOLDER PROPOSALS

         Any proposal by a shareholder to be presented at the annual meeting of shareholders to be held in 2004 which the shareholder intends to request be included in the Company's proxy statement must be received at the Company's principal executive offices, 7631 Anagram Drive, Eden Prairie, MN 55344 before December 9, 2003. Any other proposals to be presented at the annual meeting of shareholders to be held in 2003 must be received in writing at the Company's principal executive offices, 7631 Anagram Drive, Eden Prairie, MN 55344 not later than the close of business on the tenth day following the day on which the notice of the meeting was mailed to shareholders. Any such notice must contain the specific information required by the Company's Bylaws, a copy of which will be provided to any shareholder upon written request.

                             ADDITIONAL INFORMATION

         A copy of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002 is furnished with this Proxy Statement.

         Please mark, sign, date and return promptly the enclosed proxy in the envelope provided. The signing of a proxy will not prevent you from attending the meeting in person.

                                        BY ORDER OF THE BOARD OF DIRECTORS

                                        /s/ Thomas Sparrvik
                                        -----------------------------------

                                        Thomas Sparrvik
                                        Chief Executive Officer

Dated: April 7, 2003

                                   APPENDIX A

              KONTRON MOBILE COMPUTING INC. AUDIT COMMITTEE CHARTER

                                      ROLE

The Audit Committee is established by and amongst the Board of Directors for the primary purpose of assisting the board in:

      -     overseeing the integrity of the Company's financial statements,

      - overseeing the Company's compliance with legal and regulatory requirements,

      - overseeing the independent auditor's qualifications and independence,

      - overseeing the performance of the company's internal audit function and independent auditor, and

      - overseeing the Company's system of disclosure controls and system of internal controls regarding finance, accounting, legal compliance, and ethics that management and the Board have established.

The Committee is directly responsible for the appointment, compensation, and oversight of the public accounting firm engaged to prepare or issue an audit report on the financial statements of the company, and shall pre-approve all audit and non-audit services to be provided, consistent with all applicable laws, to the company by the company's public accounting firm.

                                   MEMBERSHIP

The membership of the Committee shall consist of at least three directors who are generally knowledgeable in financial and auditing matters, including at least one member with accounting or related financial management expertise. Each member shall be free of any relationship that, in the opinion of the Board, would interfere with his or her individual exercise of independent judgment. Applicable laws and regulations shall be followed in evaluating a member's independence. The members of the Committee shall be elected by the Board.

                            COMMUNICATIONS/REPORTING

The public accounting firm shall report directly to the Committee. The Committee is expected to maintain free and open communication with the public accounting firm, the internal auditors, and the company's management. This communication shall include private executive sessions, at least annually, with each of these parties. The Committee chairperson shall report on Audit Committee activities to the full Board. The Committee shall resolve any disagreements between management and the public accounting firm regarding financial reporting.

The Committee shall establish procedures for the receipt, retention and treatment of complaints received by the company regarding accounting, internal controls or auditing matters, and the confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

                                    EDUCATION

The company is responsible for providing the Committee with educational resources related to accounting principles and procedures, current accounting topics pertinent to the company and other material as may be requested by the Committee. The company shall assist the Committee in maintaining appropriate financial literacy.

                                    AUTHORITY

In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention, with full power to retain outside counsel or other experts for this purpose.

                                RESPONSIBILITIES

The Committee's specific responsibilities in carrying out its oversight role are delineated in the Audit Committee Responsibilities Checklist. The responsibilities checklist will be updated annually to reflect changes in regulatory requirements, authoritative guidance, and evolving oversight practices. As the compendium of Committee responsibilities, the most recently updated responsibilities checklist will be considered to be an addendum to this charter.

The Committee relies on the expertise and knowledge of management, the internal auditors, and the public accounting firm in carrying out its oversight responsibilities. Management of the company is responsible for determining the company's financial statements are complete, accurate, and in accordance with generally accepted accounting principles. The public accounting firm is responsible for auditing the company's financial statements. It is not the duty of the Committee to plan or conduct audits, to determine that the financial statements are complete and accurate and are in accordance with generally accepted accounting principles, to conduct investigations, or to assure compliance with laws and regulations or the company's internal policies, procedures, and controls.

                          KONTRON MOBILE COMPUTING INC

                   AUDIT COMMITTEE RESPONSIBILITIES CHECKLIST

                                                                                                     When Performed
                                                                                              Audit Committee Meetings
                                                                                        ------------------------------------------
                                                                                        Winter    Spring    Summer    Fall    A/N*
                                                                                        ------    ------    ------    ----    ----
1.    The Committee will perform such other functions as assigned by law, the                                                  X
      Company's charter or bylaws, or the Board of Directors

2.    The Committee shall have the power to conduct or authorize                                                               X
      investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigations.

3.    The Committee shall meet four times per year or more frequently as                                                       X
      circumstances require. The Committee may ask members of management or others to attend the meeting and provide pertinent information as necessary.

4.    The agenda for Committee meetings will be prepared in consultation                   X        X         X        X       X
      between the Committee chair (with input from the Committee members), Finance management and the public accounting firm.

5.    Provide an open avenue of communication between the public accounting                                                    X
      firm, Finance management and the Board of Directors, Report Committee actions to the Board of Directors with such recommendations as the
      Committee may deem appropriate.

6.    Review and update the audit Committee Responsibilities Checklist annually.                                       X

7.    Provide a report in the annual proxy that includes the Committee's review and                           X
      discussion of matters with management and the independent public accounting firm.

8.    Include a copy of the Committee charter as an appendix to the proxy statement                                            X
      at least once every three years.

9.    Appoint, approve the compensation of, and provide oversight of the public            X        X         X        X
      accounting firm.

10.   Confirm annually the independence of the public accounting firm, and quarterly                          X
      review the firm's non-audit services and related fees.

11.   Verify the Committee consists of a minimum of three members who are financially                                  X
      literate, including at least one member who has financial sophistication.

12.   Review the independence of each Committee member based on NASD and other                                         X
      applicable rules.

13.   Inquire of Finance management, the General Auditor, and the public
      accounting firm about significant risks or exposures and assess the                                                      X
      steps management has taken to minimize such risk to the Company.

14.   Review with public accounting firm and Finance management the audit                  X
      scope and plan, and coordination of audit efforts to assure completeness of coverage, reduction of redundant efforts, the effective use of audit resources, and the use of independent public accountants other than the appointed auditors.

15.   Consider and review with the public accounting firm:                                                    X
      a.       The adequacy of the Company's internal controls including computerized information system controls and security.
      b.       Any related significant findings and recommendations of the independent public accountants together with management's responses thereto.
16.   Review with Finance management any significant changes to GAAP and/or MAP                               X
      policies or standards.

17.   Review with Finance management and the public accounting firm at the completion                         X                X
      of the annual audit.
      a.       The company's annual financial statements and related footnotes.
      b.       The public accounting firm's audit of the financial statements and its report thereon.
      c.       Any significant changes required in the public accounting firm's audit plan.
      d.       Any serious difficulties or disputes with management encountered during the course of the audit.
      e.       Other matters related to the conduct of the audit which are to be communicated to the Committee under generally accepted auditing standards.
18.   Review with Finance management and the public accounting firm at least annually                         X                X
      the Company's critical accounting policies.

19.   Review policies and procedures with respect to transactions between the                                          X
      Company and officers and directors, or affiliates of officers or directors, or transactions that are not a normal part of the Company's business.

20.   Consider and review with the Public Accounting Firm:                                                                     X
      a.       Significant findings during the year and management's responses thereto.
      b.       Any difficulties encountered in the course of their audits, including any restrictions on the scope of their work or access to required information.
      c.       Any changes required in planned scope of their audit plan.

21.   The Chairman of the Audit Committee will participate in a telephonic meeting         X        X         X        X
      with the public accounting firm prior to earnings release.

22.   Review the periodic reports of the Company with Finance management and the           X        X         X        X
      public accounting firm prior to filing of the reports with the SEC.
23.   In connection with each periodic report of the Company, review:                      X        X         X        X
      a.       Management's disclosure to the Committee under Section 302 of the
               Sarbanes-Oxley Act.
      b.       The contents of the Chief Executive Officer and the Chief Financial
               Officer certificates to be filed under Sections 302 and 906 of the Act.
24.   Review filings (including interim reporting) with the SEC and other published                                            X
      documents containing the Company's financial statements and consider whether the information contained in these documents is consistent with the information contained in the financial statements before it is filed with the SEC or other regulators.
25.   Monitor the appropriate standards adopted as a code of conduct. Review with                                      X       X
      Finance management and Legal and Corporate Affairs the results of the review of the Company's monitoring compliance with such standards and its compliance policies.
26.   Review legal and regulatory matters that may have a material impact on                                                   X
      the financial statements, related Company compliance policies, and programs and reports received from regulators.

27.   Meet with the public accounting firm in executive session to discuss                 X        X         X        X
      any matters that the Committee or the public accounting firm believe should be discussed privately with the audit Committee.

28.   Meet with Finance management in executive sessions to discuss any                                                        X
      matters that the Committee or Finance management believe should be discussed privately with the Audit Committee.

*  As needed

                         KONTRON MOBILE COMPUTING, INC.

                                 ANNUAL MEETING

                             THURSDAY, MAY 29, 2003
                             3:00 P.M. CENTRAL TIME

                              COMPANY HEADQUARTERS
                               7631 ANAGRAM DRIVE
                             EDEN PRAIRIE, MINNESOTA




KONTRON MOBILE COMPUTING, INC.
7631 ANAGRAM DRIVE, EDEN PRAIRIE, MN 55344                                 PROXY
--------------------------------------------------------------------------------

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Thomas Sparrvik and RoseMary Luebke, and each of them, with full power to appoint a substitute, to vote all shares the undersigned is entitled to vote at the Annual Meeting of Shareholders of Kontron Mobile Computing, Inc. to be held on May 29, 2003, and at all adjournments thereof, as specified below on the matters referred to, and, in their discretion, upon any other matters which may be brought before the meeting:

IF NO CHOICE IS SPECIFIED, THE PROXY WILL BE VOTED "FOR" EACH ITEM.





                      See reverse for voting instructions.

                                                      COMPANY #
                                                                -----------
                                                      CONTROL #
                                                                -----------
THERE ARE THREE WAYS TO VOTE YOUR PROXY

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

VOTE BY PHONE -- TOLL FREE -- 1-800-240-6326 -- QUICK *** EASY *** IMMEDIATE

- Use any touch-tone telephone to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (ET) on May 28, 2003.

- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above.

-     Follow the simple instructions the Voice provides you.

VOTE BY INTERNET -- http://www.eproxy.com/kmbc -- QUICK *** EASY *** IMMEDIATE

- Use the Internet to vote your proxy 24 hours a day, 7 days a week until 12:00 p.m. (CT) on May 28, 2003.

- You will be prompted to enter your 3-digit Company Number and your 7-digit Control Number which are located above to obtain your records and create an electronic ballot.

VOTE BY MAIL

- Mark, sign and date your proxy card and return it in the postage-paid envelope we've provided or return it to KONTRON MOBILE COMPUTING, INC. c/o Shareowner Services(SM), P.O. Box 64873, St. Paul, MN 55164-0873.



     IF YOU VOTE BY PHONE OR INTERNET, PLEASE DO NOT MAIL YOUR PROXY CARD.

                            -- Please detach here --
--------------------------------------------------------------------------------

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ITEMS 1 AND 2.

 1. Election of directors:   01 David C. Malmberg     04 Richard L. Poss      [   ] Vote FOR              [   ]  Vote WITHHELD
                             02 Pierre McMaster       05 Thomas Sparrvik            all nominees                 from all nominees
                             03 William P. Perron     06 Rudolf Wieczorek           (except as marked)

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDICATED NOMINEE,       [                            ]
WRITE THE NUMBER(S) OF THE NOMINEE(S) IN THE BOX PROVIDED TO THE RIGHT.)

2. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Annual Meeting of Shareholders.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR EACH ITEM.

Address Change? Mark Box  [   ]
Indicate changes below:
                                                Date
                                                     -------------------------

                                                [                            ]

                                                Signature(s) in Box

                                                Please sign exactly as your
                                                name(s) appear on Proxy. If held
                                                in joint tenancy, all persons
                                                must sign. Trustees,
                                                administrators, etc., should
                                                include title and authority.
                                                Corporations should provide full
                                                name of corporation and title of
                                                authorized officer signing the
                                                Proxy.